UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

January 16, 2013

Date of Report (Date of earliest event reported)

LOCAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34197	33-0849123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7555 Irvine Center Drive

Irvine, California 92618

(Address of principal executive offices, zip code)

(949) 784-0800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the issuer under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

First Half 2013 Bonus Program

On January 16, 2013, the Compensation Committee of the Board of Directors of Local Corporation (the “Registrant”) adopted certain changes to the Registrant’s bonus program (the “Bonus Program”) for the First Half 2013 Bonus Period. The material terms of the Bonus Program, as changed, are attached as Exhibit 10.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Retention Bonus Program

On January 16, 2013, the Compensation Committee of the Board of Directors of the Registrant adopted a corporate retention bonus program (the “Retention Program”). The material terms of the Retention Program are attached as Exhibit 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Election of Fred Thiel to Board of Directors

On January 21, 2013, the Registrant issued a press release announcing that Frederick G. Thiel was appointed to the Board of Directors of the Registrant on January 16, 2013.

Mr. Thiel, age 52, served as the Managing Partner of the Software IT Group at Triton Pacific Capital Partners, a private equity firm making equity investments on behalf of itself and its investors in lower middle market companies, from January 2007 until the end of 2012. As part of his role at Triton Pacific Capital Partners, Mr. Thiel served on the boards of four of its portfolio companies: Custom Credit Systems, LP, an enterprise software company providing commercial lending automation solutions to major banks; DB Technology, LLC, an enterprise content management software company providing solutions to healthcare providers; Assetpoint, LLC, an enterprise software company providing enterprise asset management solutions to major corporations; and Vayan Marketing Group, LLC, an internet media marketing company providing customer acquisition services to major consumer brands. Mr. Thiel has been an Operating Partner with Graham Partners, a mid-market private equity firm since 2008. From January 2004 to December 2006, Mr. Thiel was founder and managing partner of TechStarter Ventures, a venture capital and technology incubator focused on developing Web 2.0 technologies and social media, human resources and project management related web properties. Prior to TechStarter, Mr. Thiel was CEO of GameSpy Industries from January 2002 through January 2003. Mr. Thiel is presently a director of three private companies, including Predixion Software, Inc., B&B Electronics, Inc., and OCTANe LLC. Mr. Thiel attended classes at the Stockholm School of Economics in Europe.

Mr. Thiel will serve as a Class II Director, to serve until the Registrant’s Annual Meeting of Stockholders to be held in 2015. Mr. Thiel will serve on the Registrant’s Audit Committee, Nominating and Corporate Governance Committee and the Compensation Committee.

Committee Composition

As of January 16, 2013, the membership of all of the Board committees was set as follows:

Audit Committee:

John E. Rehfeld (Chairman)

Philip K. Fricke

Frederick G. Thiel

Compensation Committee:

John E. Rehfeld (Chairman)

Philip K. Fricke

Frederick G. Thiel

Nominating and Corporate Governance Committee:

Philip K. Fricke (Chairman)

John E. Rehfeld

Frederick G. Thiel

All of the above committees are comprised solely of independent directors.

Mr. Norman K. Farra Jr. resigned his positions on all the foregoing committees on January 16, 2013, but remains as the Registrant’s lead director.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1#	Description of the Material Terms of the Registrant’s Bonus Program as of January 16, 2013.

Exhibit 10.2#	Description of the Material Terms of the Registrant’s Retention Program as of January 16, 2013.

Exhibit 99.1	Press Release of Local Corporation dated January 21, 2013.

#	Management Contract

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCAL CORPORATION

Date: January 23, 2013	By:	/s/ Kenneth S. Cragun
Kenneth S. Cragun
Chief Financial Officer and Secretary

Exhibit Index

Exhibit Number	Description

Exhibit 10.1#	Description of the Material Terms of the Registrant’s Bonus Program as of January 16, 2013.

Exhibit 10.2#	Description of the Material Terms of the Registrant’s Retention Program as of January 16, 2013.

Exhibit 99.1	Press Release of Local Corporation dated January 21, 2013.

#	Management Contract